UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
March 5, 2026
COMMISSION FILE NUMBER 1-6780 (Rayonier Inc.)
COMMISSION FILE NUMBER: 333-237246 (Rayonier, L.P.)
RAYONIER INC.
Incorporated in the State of North Carolina
I.R.S. Employer Identification Number 13-2607329
RAYONIER, L.P.
Incorporated in the State of Delaware
I.R.S. Employer Identification Number 91-1313292
1 Rayonier Way
Wildlight, Florida 32097
(Principal Executive Office)
Telephone Number: (904) 357-9100
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Exchange
Common Shares, no par value, of Rayonier Inc.	RYN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities
Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Rayonier Inc.:	Emerging growth company	☐
Rayonier, L.P.:	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Rayonier Inc.:	☐
Rayonier, L.P.:	☐

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 5, 2026, Ashlee Townsend Cribb informed Rayonier Inc. (“Rayonier” or the “Company”) that she is resigning as Executive Vice President, Wood Products, of the Company, effective March 20, 2026, to pursue a CEO role with a privately-owned company. Ms. Cribb will remain at the Company until March 20, 2026, to assist with the orderly transition of her responsibilities. Ms. Cribb’s resignation was not the result, in whole or in part, of any disagreement with Rayonier or Rayonier’s management.
Also on March 11, 2026, the Company announced the appointment of Ryan M. Daniels as Interim Senior Vice President, Wood Products, effective March 20, 2026. Mr. Daniels will assume leadership of the Wood Products business on an interim basis while the Company conducts a search for a permanent successor.
Mr. Daniels, 47, has served as Senior Vice President, Operations of the Wood Products business since January 2026. Mr. Daniels previously served as Director, Wood Products, for PotlatchDeltic Corporation (“Potlatch”) from September 2023 until January 2026 when Potlatch merged with the Company. Prior to his service at Potlatch, Mr. Daniels served as Vice President, Manufacturing, for Hood Industries, Inc., a wood manufacturing and distribution company, from October 2022 until September 2023. Prior to that, Mr. Daniels served as Vice President, Manufacturing, for Coastal Forest Resources Company, a manufacturer of plywood, lumber and treated wood products, from February 2016 until October 2022. Mr. Daniels also previously served in roles at other large-scale wood products manufacturing companies, including Weyerhaeuser Company and Georgia-Pacific LLC. Mr. Daniels holds B.S. and M.S. degrees in Industrial Engineering from the University of Arkansas.
There are no arrangements or understandings between Mr. Daniels and any other persons pursuant to which Mr. Daniels’ appointment was made. Mr. Daniels has no direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.
In connection with his appointment, Mr. Daniels will receive (i) a monthly incremental salary stipend of $5,250 in addition to his current annual base salary, which is $337,592 (together, the “Salary Component”), (ii) eligibility for a cash bonus equal to 60% of the Salary Component and (iii) an equity award under the 2023 Rayonier Incentive Stock Plan in an amount of $200,000, allocated fully to Restricted Stock Units of the Company, which will vest on a four-year, substantially equal, ratable vesting schedule.
In addition, the Company expects to enter into its standard form of Indemnification Agreement with Mr. Daniels, which agreement form was previously filed with the Securities and Exchange Commission and is incorporated by reference as Exhibit 10.6 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

ITEM 8.01.	Other Matters.
On March 11, 2026, Rayonier issued a press release announcing the resignation of Ms. Cribb and the appointment of Mr. Daniels. A copy of that press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits.
(d) Exhibits.
The following are filed as Exhibits to this Report.

Exhibit No.	Description
99.1	Press Release of Rayonier Inc. dated March 11, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC.

BY:	/s/ MARK R. BRIDWELL
Mark R. Bridwell
Executive Vice President, General Counsel and Corporate Secretary

RAYONIER, L.P.

By: RAYONIER INC., its sole general partner

BY:	/s/ MARK R. BRIDWELL
Mark R. Bridwell
Executive Vice President, General Counsel and Corporate Secretary

March 11, 2026

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